                                AMENDMENT NO. 2

                                       on

                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): SEPTEMBER 2, 1999 (JUNE 14,
1999)

                              MEDICONSULT.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                   333-73059                  84-1341886
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

  1330 AVENUE OF THE AMERICAS, 17TH FLOOR, NEW YORK, NEW YORK             10019
--------------------------------------------------------------------------------
               (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (212) 841-7300

         JARDINE HOUSE, 33 REID ST., 4TH FLOOR, HAMILTON, BERMUDA HM12
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         In the Current Report on Form 8-K filed on June 29, 1999 (the "Form 8-K") the Registrant reported that, pursuant to a Merger Agreement and Plan of Reorganization ("Agreement") effective as of June 1, 1999 among the Registrant, Cyber-Tech, Inc. ("Cyber-Tech") and the shareholders of Cyber-Tech, the Registrant acquired all of the capital stock of Cyber-Tech. The merger consideration paid in the Cyber-Tech Transaction consisted of $3,315,000 in cash and 257,000 shares of Registrant's Common Stock (subject to a final purchase price adjustment pursuant to Section 2.3(c) of the Agreement). The amount of merger consideration was determined by arms-length negotiations among the parties. In addition, in connection with the merger, Mediconsult.com (US), Ltd., a wholly-owned subsidiary of the Registrant, entered into employment, consulting, and non-competition agreements with the two former shareholders of Cyber-Tech, and one key employee of Cyber-Tech. The Registrant and the shareholders of Cyber-Tech also entered into an Escrow Agreement with respect to certain of the shares of the Registrant's Common Stock issued to the former Cyber-Tech shareholders.

         Cyber-Tech has developed and provides high quality content and tools focused on heart disease and related areas that have attracted a large and growing number of visitors to the www.heartinfo.com Web site.

         The Registrant funded the cash portion of the merger consideration, other cash payments and the fees and expenses associated with the Cyber-Tech Transaction through cash on hand.

         The Form 8-K did not include the Condensed Consolidated Financial Data required by Item 7(a) or the Pro Forma Condensed Consolidated Financial Data required by Item 7(b). This Form 8-K/A amends Item 7 of the Form 8-K by including such financial information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                                                                    [Letterhead}





REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS OF CYBER-TECH, INC.

In our opinion, the accompanying balance sheets and the related statements of earnings and retained earnings and of cash flows present fairly, in all material respects, the financial position of CYBER-TECH, INC. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers

Hamilton, Bermuda
August 30, 1999

CYBER-TECH, INC.
Balance Sheet

AS OF DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------



                                                                                           1998                     1997
                                                                                      -----------------------------------------
ASSETS
CURRENT ASSETS:
Cash                                                                                  $        493,038       $        33,253
Accounts receivable                                                                             20,000                     0
                                                                                      -----------------------------------------
TOTAL CURRENT ASSETS                                                                           513,038                33,253

Property and equipment                                                                           8,387                30,841
                                                                                      -----------------------------------------
TOTAL ASSETS                                                                          $        521,425       $        64,094
                                                                                      -----------------------------------------



LIABILITIES
Accounts payable and accrued liabilities                                              $         17,065       $             0
Loan from shareholders                                                                               0               101,294
                                                                                      -----------------------------------------
TOTAL LIABILITIES                                                                               17,065               101,294

SHAREHOLDERS' EQUITY
Common stock, no par value, 1,000 voting shares and 960 non-voting shares
  authorized, issued and outstanding                                                                 0                     0
Additional paid-in capital                                                                     122,346                32,095
Retained earnings                                                                              382,014               (69,295)
                                                                                      -----------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                                     504,360               (37,200)
                                                                                      -----------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                            $        521,425       $        64,094
                                                                                      -----------------------------------------



         The accompanying notes are an integral part of these consolidated financial statements.

CYBER-TECH, INC.
Statements of Earnings and Retained Earnings
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------



                                                                                                1998                  1997
                                                                                          -----------------------------------------


REVENUES                                                                                  $        989,677       $        327,276
                                                                                          -----------------------------------------

EXPENSES
Cost of Sales                                                                                       50,000                      0
General Expenses                                                                                   493,324                352,056
                                                                                          -----------------------------------------
Total expenses                                                                                     543,324                352,056
                                                                                          -----------------------------------------

OPERATING INCOME                                                                                   446,353                (24,780)

Interest income                                                                                     15,181                  5,308
Income tax expense                                                                        $        (10,225)      $           (175)
                                                                                          -----------------------------------------

NET INCOME                                                                                         451,309                (19,647)
                                                                                          -----------------------------------------

RETAINED EARNING- BEGINNING OF YEAR                                                                (69,295)               (49,648)

RETAINED EARNING- END OF YEAR                                                             $        382,014       $        (69,295)
                                                                                          -----------------------------------------



         The accompanying notes are an integral part of these financial statements.

CYBER-TECH, INC.
Statements of Cash Flows
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------


                                                                                        1998                     1997
                                                                                   ------------------       ------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                  $     451,309            $     (19,647)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
      Depreciation expense                                                                22,454                      168
      Accounts receivable                                                                (20,000)                       0
      Accounts payable and accrued liabilities                                            17,065                   (6,203)
                                                                                   ------------------       ------------------

Net cash provided by (used in) operating activities                                      470,828                  (25,682)
                                                                                   ------------------       ------------------

CASH FLOWS FROM FINANCING ACTIVITIES
      Repayment of notes payable to shareholder                                          (11,043)                 (12,172)
                                                                                   ------------------       ------------------

Net cash used in financing activities                                                    (11,043)                 (12,172)
                                                                                   ------------------       ------------------

INCREASE (DECREASE) IN CASH                                                              459,785                  (37,854)

CASH - BEGINNING OF YEAR                                                                  33,253                   71,107
                                                                                   ------------------       ------------------

CASH - END OF YEAR                                                                 $     493,038            $      33,253
                                                                                   ------------------       ------------------
                                                                                   ------------------       ------------------


         The accompanying notes are an integral part of these financial statements.

CYBER-TECH, INC.
Notes to Financial Statements
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------






1.    ORGANIZATION

      Cyber-Tech, Inc. (the "Company") was formed as a corporation in Hoboken New Jersey on July 27, 1988, for the purpose of computer consulting and programming services. In 1996, the Company set up an internet site, www.heartinfo.com, which was dedicated to education on cardiovascular issues.

2.    SIGNIFICANT ACCOUNTING POLICIES

      These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The following is a summary of the Company's significant accounting policies:

          USE OF ESTIMATES
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          REVENUE RECOGNITION
          The Company's revenues are primarily derived from educational grants, sponsorship of internet content and commissioned special projects such as the development and implementation of cardiovascular risk assessment tools for pharmaceutical companies. Such revenues are recognized over the period that the development work is performed.

          PRODUCT AND CONTENT DEVELOPMENT COSTS
          The cost of development and enhancement of the technology used in the Company's Web site are expensed as incurred.

          CONCENTRATION OF CREDIT RISK
          Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash, cash equivalents, and accounts receivable. Substantially all of the Company's cash, cash equivalents, are managed by one individual. Accounts receivable are typically unsecured and are derived from revenues earned from customers primarily located in the United States.

          COMPREHENSIVE INCOME
          In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS 130, "REPORTING COMPREHENSIVE INCOME." SFAS 130 establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. The disclosure prescribed by SFAS 130 must be made for the Company's year ended December 31, 1998. For the years presented, the Company's comprehensive income was equal to net income.

CYBER-TECH, INC.
Notes to Financial Statements
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
--------------------------------------------------------------------------------


          SEGMENTS
          Additionally in June 1997, the FASB issued SFAS 131, "DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION." This statement establishes standards for the way companies report information about operating segments in annual financial statements. It also establishes standards for related disclosures about products and services, geographic areas, and major customers. The disclosures prescribed by SFAS 131 will be effective for the year ending December 31, 1998 consolidated financial statements. The Company believes that it does not operate in more than one segment.

          FAIR VALUES OF FINANCIAL INSTRUMENTS
          SFAS 107 "DISCLOSURE ABOUT THE FAIR VALUE OF FINANCIAL INSTRUMENTS", requires disclosure about the fair value of certain financial instruments. The Company's financial instruments, including cash, accounts receivable, accounts payable and accrued liabilities and contributed capital are carried at cost which approximates their fair value because of the short-term maturity of these instruments.

          INCOME TAXES
          Effective July 27, 1988, the Company made an election under the Internal Revenue Code to be treated as an S Corporation. As a result, the Company is not subject to federal and certain state income taxes at the corporate level. Accordingly, the Company's federal taxable income is reportable by its shareholders on their individual income tax returns. Income tax expense included in the income statement represents a reduced level of state income taxes paid by the Company. In addition, the Company is on a cash basis of accounting for tax purposes, and any deferred tax liabilities that would result from this method are immaterial.

3.    LOANS FROM SHAREHOLDER

      The Company had loans from a shareholder of $101,294 outstanding at the December 31, 1997. During 1998, $90,251 of these loans were converted to common stock and the remaining $11,043 was repaid in cash.

4.   SUBSEQUENT EVENTS

     On June 14, 1999, all of the capital stock of the Company was acquired by Mediconsult.com, Inc. pursuant to a Merger Agreement and Plan of Reorganization. The consideration for this transaction was $3,300,000 in cash and 257,000 shares of Mediconsult.com, Inc. common stock. In addition, in connection with this transaction, two of the Company's shareholders and one key employee of the Company entered into employment, consulting and non-competition agreements with Mediconsult.com (US) Ltd., a wholly-owned subsidiary of Mediconsult.com, Inc.

(b) PRO FORMA FINANCIAL INFORMATION

MEDICONSULT.COM
Unaudited Pro Forma Consolidated Balance Sheet
AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------
(in thousands)




                                                                                    Pro Forma       Pro Forma
                                    Mediconsult                                    Acquisition        Other          Pro Forma
                                     Historical      CyberDiet      Cyber-Tech     Adjustments     Adjustments      Consolidated
                                                                                       (1)             (3)               (4)

ASSETS

CURRENT ASSETS
Cash                                      135           10             493               0           3,160             3,798
Accounts receivable                       136            6              20               0               0               162
                             --------------------------------------------------------------------------------------------------
Total current assets                      271           16             513               0           3,160             3,960
                             --------------------------------------------------------------------------------------------------

NON-CURRENT ASSETS
Tangible assets                            53            0               8               0               0                61
Intangible assets                         819            0               0           9,264               0            10,083
                             --------------------------------------------------------------------------------------------------
Total non-current assets                  872            0               8           9,264               0            10,144
                             --------------------------------------------------------------------------------------------------

TOTAL ASSETS                            1,142           16             521           9,264          3,160             14,103
                             --------------------------------------------------------------------------------------------------

LIABILITIES

CURRENT LIABILITIES
Accounts payable and
accrued liabilities                       243            5              17               0               0               265
Advances from stockholder                 514            0               0               0               0               514
Unearned revenue                          107            0               0               0               0               107
Other current liabilities                   0           54               0               0               0                54
                             --------------------------------------------------------------------------------------------------
Total current liabilities                 864           59              17               0               0               940
                             --------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
Preferred stock                         4,300            0               0               0          (4,300)                0
Common stock                               19            0               0               0               4                26
Additional paid-in capital              5,243           71             122           9,533           8,622            23,591
Deferred compensation                    (884)           0               0               0               0              (884)
Retained earnings (deficit)            (8,399)        (113)            382            (269)         (1,166)           (9,565)
                             --------------------------------------------------------------------------------------------------

Total shareholders' equity                278          (43)            504           9,264           3,160            13,163
                             --------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                    1,142           16             521           9,264           3,160            14,103
                             --------------------------------------------------------------------------------------------------


        The accompanying notes are an integral part of these consolidated financial statements.

MEDICONSULT.COM
Unaudited Pro Forma Consolidated Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
(in thousands)





                                                                                       Pro Forma       Pro Forma
                                     Mediconsult                                      Acquisition        Other          Pro Forma
                                     Historical       CyberDiet       Cyber-Tech      Adjustments     Adjustments     Consolidated
                                                                                           (1)            (2)             (4)

REVENUES                                1,031              39              990               0              0             2,060
                              ----------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Product and content
development                             1,316              65               50               0              0             1,381
Marketing, sales and client
services                                1,812               1                0               0              0             1,863
General and administrative              1,013              14              504               0              0             1,531

Depreciation and amortization             170               0                0           1,853              0             2,023

Fair value of options and
warrants granted to employees             275               0                0               0              0               275
Fair value of options and
warrants granted to
consultants                             1,354               0                0               0          1,094             2,448
                              ----------------------------------------------------------------------------------------------------
Total operating expenses                5,940              80              554           1,853          1,094             9,521
                              ----------------------------------------------------------------------------------------------------


INCOME (LOSS) FROM OPERATIONS          (4,909)            (41)             436          (1,853)        (1,094)           (7,461)
                              ----------------------------------------------------------------------------------------------------

Interest income (expense)                   0              (4)              15               0              0                11
                              ----------------------------------------------------------------------------------------------------
Net income (loss)                      (4,909)            (45)             451          (1,853)        (1,094)           (7,450)
                              ----------------------------------------------------------------------------------------------------


NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

1. Represents the preliminary allocation of the excess of the purchase price over the assets and liabilities to be acquired and the related amortization in connection with the probable acquisition of CyberDiet and Cyber-Tech. Mediconsult is in the process of completing its valuation of the assets and liabilities of CyberDiet and Cyber-Tech, pending the completion of its valuation. Mediconsult has assumed for purposes of pro forma information that the fair values of assets and liabilites will approximate underlying book values. The purchase price for CyberDiet was determined based on the quoted market price of the 400,000 shares of common stock of Mediconsult.com, on February 25, 1999 when substantial agreement was reached on the terms of the acquisition. The purchase price for Cyber-Tech was determined based on the average quoted market price of the beginning of July for $3,750,000 worth of shares and $3,300,000 on June 13, 1999 when substantial agreement was reached on the terms of the acquisition. Purchase price for CyberDiet and Cyber-Tech ($2,675,000 and $7,050,000, respectively), in excess of the assumed fair value of net assets acquired for CyberDiet and Cyber-Tech, respectively, ($(43,083) and $504,360) has been allocated to intangible assets and amortized over five years. This resulted in adjustments to record goodwill of $2,718,083 and $6,545,640 for CyberDiet and Cyber-Tech, respectively, and annual amortization of $543,617 and $1,309,128 for CyberDiet and Cyber-Tech, respectively. The final allocation of purchase price may differ materially from amounts assumed in the accompanying pro forma information.

2. Represents the approximate fair value of the 200,000 warrants with an exercise price of $1.22 per share deliverable to Arnhold and
   S. Bleichroeder, Inc. upon the initial filing of the prospectus, which were recorded as an expense in Mediconsult's statement of operations for 1999.

3. Represents the (a) issuance and conversion of $3.2 million of senior preferred stock into shares of common stock upon the consummation of a public offering in April, 1999 (b) the conversion of $4.3 million of junior preferred stock into shares of common stock upon the consummation of a public offering in April, 1999 and (c) the conversion of cumulative dividends payable on the junior preferred stock into 71,666 shares of common stock.

4. Excludes (a) an aggregate of 2,000,000 shares of common stock issuable upon the exercise of currently exercisable options with an exercise price of $0.003 per share; (b) 200,000 shares of common stock issuable upon the exercise of warrants, with, with an exercise price of $1.22 per share; (c) 224,000 shares of common stock issuable upon the exercise of warrants, with an exercise price of $6.32 per share; (d) shares issuable in respect of the 8% payable in kind dividend on the junior preferred stock accruing from and after January 1, 1999; and (e) 862,950 shares of common stock reserved for issuance under the 1996 Stock Option Plan as of December 31, 1998 of which options to purchase 716,000 shares were outstanding at the date with a weighted average exercise price of $1.38 per share.

         (c)      EXHIBITS.

                  99.1 Merger Agreement and Plan of Reorganization, dated June 14, 1999, among Mediconsult.com, Inc., Cyber-Tech, Inc., Andre Pilevsky and Daniel Rader, M.D.*

                  99.2 Escrow Agreement, dated June 14, 1999, among Mediconsult.com, Inc., Cyber-Tech, Inc., Andre Pilevsky, Daniel Rader, M.D. and SunTrust Bank.*

                  99.3 Employment Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Andre Pilevsky.*

                  99.4 Employment Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Sharon Weinberg.*

                  99.5 Consulting Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Daniel Rader, M.D.*

                  99.6 Noncompetition Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Andre Pilevsky.*

                  99.7 Noncompetition Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Sharon Weinberg.*

                  99.8 Noncompetition Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Daniel Rader, M.D.*

                  --------------------
                  *  Previously filed.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEDICONSULT.COM, INC.


                                            By:/s/ E. Michael Ingram
                                               ---------------------------------
                                                    E. Michael Ingram
                                                    Chief Financial Officer

Dated: September 2, 1999